Exhibit 99.1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (“Agreement”) is made and entered into effective as of the 30th day of April, 2021 by and between JOSEPH F. ONDRUS, JR. (“Executive”) and ALLIED HEALTHCARE PRODUCTS, INC., a Delaware corporation, for itself and on behalf of any of its current or future subsidiary corporations (collectively referred to in this Agreement as the “Company”).

W I T N E S S E T H:

WHEREAS, the Company is engaged in the business of designing, manufacturing and distributing a variety of respiratory and other products used in the health care industry in a wide range of hospital and alternate site settings, including, but not limited to, sub-acute care facilities, home health care and emergency medical care (the “Business”);

WHEREAS, the Executive has been employed by the Company as Vice President of Operations, and the Company desires, and the Executive has agreed, that Executive serve as the Company’s President and Chief Executive Officer commencing as of May 1, 2021 (“Effective Date”), in accordance with and on the terms, conditions and covenants set out in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, covenants, and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Company and Executive agree as follows:

1.       Term. The term of Executive's employment with the Company as President and Chief Executive Officer shall commence on the Effective Date and will continue through and for an initial term of three (3) years (as the same may be extended or renewed, the “Expiration Date”), unless Executive’s employment is earlier terminated as hereinafter provided (the period from the Effective Date to the Expiration Date or any such earlier date in which Executive’s employment is terminated pursuant to the provisions of this Agreement is referred to herein as the “Term”); provided that, on the third anniversary of the Effective Date and each annual anniversary thereafter (such date and each annual anniversary thereof, a "Renewal Date"), the Term of Executive’s employment shall be deemed to be automatically extended, upon the same terms and conditions contained in this Agreement, for successive periods of one year, unless either party provides written notice of its intention not to extend the Term of the Agreement at least ninety (90) days prior to the applicable Renewal Date.

2. Duties of Executive. During the Term, Executive shall serve as the Chief Executive Officer and President of the Company, and shall have, subject to the directives of the Board of Directors of the Company (the “Board”), supervision and control over, and responsibility for, the general management and operation of the Company, and shall have such other powers and duties as may from time to time be prescribed by the Board. Executive shall devote his full working time and best efforts, skill and attention to the Business and interests of the Company. Executive shall follow and act in accordance with all policies established by the Company from time to time.

a.	During the Term, Executive shall not actively engage in or be involved in any business activities other than on behalf of the Company unless prior written consent is provided by the Board; provided, however, Executive may engage in charitable endeavors and passive ownership or investment activities, provided such activities do not, whether individually or in the aggregate, materially interfere with Executive’s duties hereunder.

b.	During the Term, the Company agrees to use reasonable efforts to cause Executive to be nominated and elected to the Board. The Executive shall, if requested, serve as a member of the Board or as an officer or director of any affiliate of the Company for no additional compensation.

3.       Compensation. As consideration for the services rendered by Executive pursuant to this Agreement, the Company agrees to pay to Executive an initial salary at the rate of Four Hundred Twenty-Nine Thousand ($429.000.00) per year for the first year of the Term (“Annual Salary”), which amount shall be payable in accordance with the Company’s normal payroll practices in effect from time to time. Executive's Annual Salary for the remainder of the Term will be determined at the sole discretion of the Board, but in no event will Executive's Annual Salary be reduced below the initial Annual Salary amount stated herein. All payments of compensation will be subject to normal employee withholding and all other applicable tax deductions.

4.       Fringe Benefits. During the Term, Executive may participate in the fringe benefit programs that may generally be made available by the Company to management level employees of the Company from time to time (collectively, “Fringe Benefits”). Executive's participation in the Fringe Benefits offered by the Company shall be in accordance with the participation guidelines that the Company may establish from time to time and may require a financial contribution by Executive. In addition to Fringe Benefits:

a.	Perquisites. The Company agrees that during the Term, the Company shall furnish to the Executive an automobile allowance of $1885.85 per month, which is inclusive of a gross up for applicable federal and state taxes. Accordingly, such car allowance will be paid to Executive through the payroll system and will be reported as income on the year-end W-2 form. Executive shall be responsible for the maintenance and operation of the vehicle and the costs associated with the same, including, without limitation, insurance.

b.	Vacations. During the Term, the Executive shall be entitled to six (6) weeks of vacation for each year of employment. No payment shall be made to Executive for any unused vacation, and no vacation time will carry over to any following year.

5.       Expenses. The Company agrees to directly pay or reimburse Executive for necessary and reasonable travel, entertainment and other business expenses actually incurred by Executive in connection with Executive's duties hereunder and approved by the Company pursuant to the Company’s existing practices. The Company shall reimburse Executive for such approved business expenses within a reasonable time after submission by Executive of true and correct supporting documentation as may be required by the Company.

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6.       Confidentiality. Executive acknowledges and agrees that:

(a)       Executive has created and will continue to create, has and will continue to have access to, and has received and will continue to receive information, documents, and materials of a confidential and proprietary nature to the Company and which may contain trade secrets of the Company or the Company’s customers, including, without limitation, designs, drawings, formulas, plans, financial information, processes, methods, customer lists, prospective customers and other prospects, business plans and other information (collectively, “Confidential Information”), which would not have been or be disclosed to Executive except for Executive’s employment with the Company.

(b)       Executive hereby acknowledges and agrees that Confidential Information is an asset of the Company, is of a confidential nature and is not generally known to the public, and, in order to protect and preserve the goodwill of the Company, must be kept strictly confidential and used only in the conduct of the Company’s business from time to time.

(c)       Executive hereby agrees that during his lifetime he will not disclose or reveal in any manner whatsoever any of the Confidential Information to any third party, except in the course of and during Executive’s employment with the Company. Executive shall not use any of the Confidential Information in any manner for his own benefit or for the benefit of any other person or entity.

(d)       Executive will promptly return to the Company all written or recorded Confidential Information, including all copies and reproductions thereof in Executive’s possession or under Executive’s control, upon the earlier of the Company’s request or upon the termination of Executive's employment with the Company. At such time, Executive shall also give the Company all notes, summaries and analyses prepared by Executive which relate to or include Confidential Information.

7.       Survival of Confidentiality Provisions. Executive acknowledges and agrees that the provisions of paragraph 6 herein will survive the termination of Executive’s employment hereunder and will continue in full force and effect during and throughout Executive's lifetime.

8.       Covenants Against Competition and Solicitation. Executive covenants and agrees that, at all times while he is employed by the Company hereunder and for a period of two (2) years after the effective date of the termination of Executive’s employment (whether or not such occurs after the Term of this Agreement), he will not, directly or indirectly, in association or in combination with any other person or entity, as an officer, director or shareholder of a corporation, as a member or manager of a limited liability company, or as an employee, agent, independent contractor, consultant, advisor, joint venturer, partner or otherwise, whether or not for pecuniary benefit, whether or not alone or in association with any person or entity:

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(a)       Carry on, be engaged in, concerned or take part in, or render services, advise or lend money to any person or entity engaged in the Business currently engaged in by the Company or any business in which the Company may engage while Executive is employed by the Company hereunder; provided, however, and notwithstanding the foregoing, after the Executive is no longer employed with the Company, Executive may carry on, be engaged in, concerned or take part in, or render services, advise or lend money to any person or entity engaged in the business of manufacturing respiratory products which do not compete, directly or indirectly, in any manner with any product or service of the Company which, individually or in the aggregate, generated gross revenues to the Company in excess of Five Hundred Thousand Dollars ($500,000) as of the effective date of Executive’s termination of employment with the Company.

(b)       Engage in or own, in whole or in part, manage, provide financing to, operate or otherwise carry on the business of designing, manufacturing and distributing respiratory products used in the health care industry and which, individually or in the aggregate, generated annual gross revenues to the Company in excess of Five Hundred Thousand Dollars ($500,000), except: (i) in the course of Executive’s performance of his duties during his employment and then only for the benefit of the Company; and (ii) as a holder of less than 1% of the stock of any corporation whose securities are traded on a national securities exchange.

(c)       Solicit, assist the solicitation of, or encourage any employee or independent contractor of the Company to terminate or otherwise modify that person’s or entity’s employment with or retention by the Company for the purpose of encouraging that person or entity to become employed or retained by any other person or entity unrelated to the Company.

(d)       Solicit, assist the solicitation of, or encourage any person or entity who was a customer of the Company within the one (1) year period immediately preceding the date as of which Executive’s employment is terminated hereunder, to: (i) provide the same or similar services as provided by the Company in competition with the Company; (ii) modify in any manner that person’s or entity’s business relationship with the Company; or (iii) modify the terms or reduce the volume of business which that person or entity transacts with the Company.

(e)       The geographic scope of the covenants contained in subparagraphs (a) and (b) above shall extend to any state, county, municipality or other locality within or without the United States wherein the Company sold or actively attempted to sell products which, individually or in the aggregate, generated annual gross revenues to the Company in excess of Five Hundred Thousand Dollars ($500,000) at anytime during Executive’s employment hereunder.

(f)       If Executive terminates his employment with the Company for Good Reason (other than and excluding on account of a Change of Control), and irrevocably and unconditionally waives, in writing, his right to the payment and other benefits set forth in Section 11(d) hereof, then the covenants contained in this Section 8 shall terminate.

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9.       Discoveries and Inventions. Executive agrees that all developments, discoveries and inventions relating to the Company's Business (collectively referred to as the “Inventions”) which Executive conceives or makes while employed by the Company shall be the exclusive property of the Company whether the Company, in its sole discretion, decides to pursue or not to pursue a patent, copyright, trademark, service mark or other registered embodiment of any kind of any country for such Invention. Whenever requested by the Company, whether during or subsequent to Executive's employment with the Company, Executive shall execute patent applications and other instruments considered necessary by the Company to apply for and obtain patents of the United States and foreign countries covering any such developments, discoveries or inventions. Executive agrees to assign, and does hereby assign to the Company, all title, interest and rights, including intellectual property rights, in and to any and all Inventions, and Executive agrees to assign to the Company any patents or patent applications arising from any such Inventions, and agrees to execute and deliver all such assignments, patents, patent applications and other documents as the Company may direct. Executive agrees to cooperate fully with the Company, both during and after Executive's employment with the Company is terminated, to enable the Company to secure and maintain rights in any such Inventions in any and all countries. Without limiting the foregoing, Executive hereby acknowledges that all works of authorship or invention which relate in any manner to the Company's Business which are developed or written during the term of Executive's employment with the Company are “works made for hire”. Accordingly, Executive agrees to assign, and does hereby assign to the Company, any and all copyright rights and all other rights and all material prepared by Executive during the term of Executive's employment which relate to the Business of the Company.

10.       Employer’s Remedy. Executive acknowledges and agrees that the covenants set forth in paragraphs 7, 8, 9 and 10 are necessary to protect the Company’s legitimate business interests, including, without limitation, the Company’s strong interest in the Confidential Information and Inventions and the Company’s strong interest in maintaining an undisrupted work place. Executive acknowledges and agrees that the covenants are reasonable in scope, area, and duration, particularly in light of Executive's responsibilities and the international scope of the Company's business. Executive acknowledges that the services to be rendered by him in accordance with the provisions of this Agreement are of a special and unique character, and that the restrictions and obligations on his activities as contained in paragraphs 7, 8, 9 and 10 are reasonable and are required for the Company’s protection. Executive hereby agrees that if he violates any of the provisions contained in paragraphs 7, 8, 9 and 10, the Company may seek, at law or in equity, damages without regard to paragraph 13 herein. The Company may also seek, without regard to paragraph 13 herein, to enjoin Executive from engaging in any activity in violation of this Agreement. All rights and remedies of the Company hereunder, at law or in equity, are cumulative in nature and will in no way be, or be deemed to be, the exclusive rights and remedies of the Company. If any court finds that the restrictions set forth in paragraphs 7, 8, 9 and 10 are unreasonable, this Agreement will be interpreted to include the restrictions contained herein to the extent such restrictions are permissible under law, giving effect to the intent of the parties that the restrictions contained herein shall be effective to the fullest extent possible.

11.       Termination of Employment.

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(a)       Termination by Company without Cause. The Company shall have the right to terminate Executive’s employment hereunder without Cause (as defined below) upon providing Executive with written notice thereof. Any such termination of employment shall be effective on the date specified in such notice, or if no date is specified, then upon receipt by Executive of such notice. In the event of any such termination of employment, (i) the Company shall continue to pay to Executive, for the period (the “Continuation Period”) beginning on the effective date of such termination of employment and ending one (1) year after the effective date of such termination of employment, an amount per month equal to one-twelfth of Executive’s then Annual Salary during the Continuation Period in accordance with the provisions of Section 3 hereof; (ii) throughout the Continuation Period, Executive shall be entitled to continued participation under all Fringe Benefit programs in which he participates in accordance with the terms thereof to the extent such participation is allowed pursuant to the terms thereof and applicable law with no increase in any amounts payable by the Company with respect thereto as a result of Executive no longer being employed by the Company, or if Executive is not allowed continued participation pursuant to the terms thereof and applicable law, then under another reasonably equivalent plan providing for the same or similar coverage but with no increase in any amounts payable by the Company with respect thereto as a result of Executive no longer being employed by the Company; (iii) the Company shall pay to Executive his unpaid Annual Salary, if any, earned prior to the effective date of the termination of Executive’s employment in accordance with the Company’s normal policies for same; and (iv) the Company shall pay to Executive any business expenses remaining unpaid on the effective date of the termination of Executive’s employment for which Executive is entitled to be reimbursed under Section 5 of this Agreement; provided, however, that without limiting any other remedy available hereunder, such payments shall immediately terminate upon a breach or violation by Executive of the provisions of Sections 6, 7, 8 or 9 hereof and, in such event, the Company shall be entitled, in addition to any other remedies it may have, to reimbursement from Executive of the amount paid by the Company to Executive during the Continuation Period pursuant to subparagraph (i) above.

(b)       Termination by Company for Cause. The Company shall have the right to terminate Executive’s employment hereunder for Cause (as defined below) upon providing Executive with written notice thereof. Any such termination of employment shall be effective on the date specified in such notice, or if no date is specified, then upon receipt by Executive of such notice. In the event of such termination of employment, the Company shall pay to Executive (i) his unpaid Annual Salary through the effective date of such termination of employment, and (ii) any business expenses remaining unpaid on the effective date of such termination of employment for which Executive is entitled to be reimbursed under Section 5 of this Agreement.

(c)       Death or Disability. Executive’s employment with the Company shall terminate upon the death or Disability (as hereinafter defined), of Executive. Such termination of employment shall be effective as of the date of Executive’s death, or in the event of Executive’s Disability, upon the Company’s giving Executive written notice thereof. In the event of such termination of employment due to death or Disability, Executive (or his estate or other designated beneficiary upon his death) shall be entitled to receive: (i) his Annual Salary and accrued expense reimbursements earned or accrued through the effective date of the termination of Executive’s employment and (ii) such payments, if any, as may be provided for pursuant to all Fringe Benefit programs in which Executive is participating as of the effective date of the termination of Executive’s employment. All such Annual Salary and/or Fringe Benefit payments payable upon termination of Executive’s employment as aforesaid shall be paid at or following the date of such termination of employment in accordance with the Company’s normal policies.

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(d)       Termination by Executive for Good Reason. Executive shall have the right to terminate his employment hereunder for Good Reason (as defined below), if (A) Executive shall have given the Company prior written notice of the reason therefor and (B) a period of thirty (30) days following receipt by the Company of such notice shall have lapsed and, except for the occurrence of a Change of Control (as hereinafter defined), the matters which constitute or give rise to such “Good Reason” shall not have been cured or eliminated by the Company; provided, however if such matters are of a nature that the same cannot be cured or eliminated within such thirty (30) day period, such period shall be extended for so long as the Company shall be endeavoring in good faith to cure or eliminate such matters, provided, further, however, that for the first such failure during each calendar year during the Term, the Company shall have thirty (30) days after receipt of written notice of such failure to cure such failure, and thereafter during that calendar year no such notice and cure period shall be given. In the event the Company shall not take such actions within such period, Executive may send another notice to the Company electing to terminate his employment hereunder and, in such event, Employee’s employment hereunder shall terminate and the effective date of such termination of employment shall be the third business day after the Company shall have received such notice. In the event of any such termination of employment, Executive shall be entitled to receive the same payments and benefits, subject to the same conditions and limitations, as provided in Section 11(a) hereof.

(e)       Termination by Executive without Good Reason. Executive shall have the right to terminate his employment hereunder without Good Reason by giving the Company thirty (30) days prior written notice to that effect. Such termination of employment shall be effective on the date specified in such notice. In the event of such termination of employment, then the Company shall pay to Executive: (i) his unpaid Annual Salary through the effective date of such termination of employment, and (ii) any business expenses remaining unpaid on the effective date of such termination of employment for which Executive is entitled to be reimbursed under Section 5 of this Agreement.

(f)       Expiration of the Term. Upon the termination of Executive’s employment at the Expiration Date, Executive shall be entitled to receive: (i) his Annual Salary and accrued expense reimbursements earned or accrued through the effective date of such termination of Executive’s employment, and (ii) such payments as may be provided for pursuant to all Fringe Benefit programs in which Executive is participating as of the effective date of the termination of Executive’s employment. All such Annual Salary and/or Fringe Benefit payments payable upon termination of Executive’s employment as aforesaid shall be paid at or following the date of such termination of employment in accordance with the Company’s normal policies.

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(g) Definitions:

(i) “Cause” shall mean: (A) theft, embezzlement, fraud or misappropriation of funds of the Company; (B) conviction of a felony or other crime involving moral turpitude; (C) chemical or alcohol dependency which adversely affects performance of Executive’s duties; (D) failure to substantially perform (other than as a result of physical or mental illness) the duties required under Section 2 hereof in any material manner, provided, however, that for the first such failure during each calendar year during the Term, Executive shall have thirty (30) days after receipt of written notice of such failure to cure such failure, and thereafter during that calendar year no such notice and cure period shall be given; (E) a material breach or violation by Executive of Sections 6, 7, 8 or 9 hereof; (F) the Company is convicted of any criminal felony liability due to actions taken or failed to be taken by Executive without the consent of the Company; and (G) failure of Executive (other than as a result of physical or mental illness) to devote substantially all of his working time to the performance of his duties required hereunder, provided, however, that for the first such failure during each calendar year during the Term, Executive shall have thirty (30) days after receipt of written notice of such failure to cure such failure, and thereafter during that calendar year no such notice and cure period shall be given.

(ii) “Change of Control” means:

(A) The consummation by the Company of a merger, consolidation or other reorganization if the percentage of the voting common stock of the surviving or resulting entity held or received by all persons who were owners of common stock of the Company immediately prior to such merger, consolidation or reorganization is less than 50.1% of the total voting common stock of the surviving or resulting entity outstanding, on a fully diluted basis, immediately after such merger, consolidation or reorganization and after giving effect to any additional issuance of voting common stock contemplated by the plan for such merger, consolidation or reorganization; or

(B) A majority of the directors of the Company are persons other than persons (i) for whose election proxies have been solicited by the Board, or (ii) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by the death or resignation (but not removal) or to fill newly-created directorships, but excluding for purposes of this clause (ii) any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14(a)-11 of Regulation 14A promulgated under the Securities Exchange of 1934, as amended (the “Exchange Act”)), or other actual or threatened solicitation of proxies or consents; or

(C) The acquisition by any person or group (other than (i) Executive, or (ii) a group composed solely of persons designated as proxy-holders in connection with a solicitation by or on behalf of the Company's management or directors) of ownership or voting rights (including voting rights pursuant to any revocable or irrevocable proxy) of a number of shares of the Company's voting common stock equal to the number of shares of the Company's voting common stock constituting 50.1% of the number of such shares actually voting in the election of directors of the Company at the most recent meeting of shareholders of the Company, and such person or group has made a filing under Section 13(d) of the Exchange Act affirmatively stating such persons’ or groups’ intent to change control of the Company; or

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(D) The sale of all or substantially all of the assets of the Company to another corporation or enterprise that is not a subsidiary, direct or indirect, or other affiliate of the Company if such other corporation or enterprise does not make arrangements with Executive satisfactory to Executive for his employment by such other corporation or enterprise.

Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company's assets under Section 409A

(iii) “Disability” shall mean that, as a result of Executive’s incapacity due to physical or mental illness (as determined by a physician mutually acceptable to the Company and Executive), Executive shall have been absent from, or does not perform, his duties as described hereunder on a substantially full-time basis for 75 days during any consecutive 150 day period during the Term, and within ten (10) days after the Company notifies Executive in writing that it intends to replace him, shall not have returned to the performance of such duties on a full-time basis.

(iv) “Good Reason” shall mean the occurrence of any of the following: (A) a material breach by the Company in the performance of its obligations hereunder and the Company’s failure to cure said breach within thirty (30) days after receipt of written notice of such breach; provided, however if such matters are of a nature that the same cannot be cured or eliminated within such thirty (30) day period, such period shall be extended for so long as the Company shall be endeavoring in good faith to cure or eliminate such matters, provided, further, however, that for the first such failure during each calendar year during the Term, the Company shall have thirty (30) days after receipt of written notice of such failure to cure such failure, and thereafter during that calendar year no such notice and cure period shall be given; or (B) the occurrence of a Change of Control provided Executive elects, within one hundred thirty five (135) days after the effective date of such Change of Control, to terminate his employment hereunder; said election to be evidenced by written notice of same from Executive to the Company within said one hundred thirty five (135) day period; or (C) the Company requests Executive to relocate to an office outside the St. Louis metropolitan area.

12.       Section 409A.

(a)	This Agreement is intended to comply with Section 409A ("Section 409A") of the Internal Revenue Code of 1986, as amended or an exemption thereunder and shall be construed and administered in accordance with Section 409A. Notwithstanding any other provision of this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from Section 409A to the maximum extent possible. For purposes of Section 409A, each installment payment provided under this Agreement shall be treated as a separate payment. Any payments to be made under this Agreement upon a termination of employment shall only be made upon a "separation from service" under Section 409A. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by the Executive on account of non-compliance with Section 409A.

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(b)	Notwithstanding any other provision of this Agreement, if any payment or benefit provided to the Executive in connection with the Executive's termination of employment is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A and the Executive is determined to be a "specified employee" as defined in Section 409A(a)(2)(b)(i), then such payment or benefit shall not be paid until the first payroll date following the six-month anniversary of the Termination Date or, if earlier, on the Executive's death (the "Specified Employee Payment Date"). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date shall be paid to the Executive in a lump sum on the Specified Employee Payment Date and thereafter, any remaining payments shall be paid without delay in accordance with their original schedule.

13.       Arbitration of Disputes. The Executive and the Company shall resolve any claim, controversy or dispute whether concerning, arising out of, or relating to this Agreement, the employment relationship between the parties or alleging the violation of either a statutory or common law duty or both, by arbitration, except for the remedy at law or in equity as provided for in paragraph 11 herein which the Company may determine to be enforced by any court having applicable jurisdiction.

(a)	Executive or the Company shall invoke this right to arbitrate any such claim, controversy or dispute only after first attempting to resolve it through the exhaustion of any Executive problem solving policy that the Company may establish from time to time without obtaining a satisfactory result. The Missouri Uniform Arbitration Act in effect when any arbitration occurs shall govern the procedures of any arbitration between the parties. Any arbitration held in accordance with this paragraph shall take place in St. Louis, Missouri, and shall be conducted by a single arbitrator.

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(b)	The arbitrator may award full reimbursement to the prevailing party for out-of-pocket expenses and losses, including, without limitation, reasonable attorneys' fees, costs, and expenses arising from the preparation and arbitration of the dispute. “Prevailing party” within the meaning of this section includes, without limitation, a party who (i) agrees to dismiss an action upon the other party’s payment of all or a substantial portion of the sums allegedly due or the other party’s substantial performance of the covenants allegedly breached, or (ii) who obtains substantially the relief sought by it.

14       Prior Agreements. Executive represents and warrants to the Company that Executive is not presently a party to any agreement containing a non-competition provision or other restriction with respect to: (a) the nature of any services or business that Executive is entitled to perform or conduct for the Company, or (b) the disclosure or use of any information which directly or indirectly relates to the nature or business of the Company or the services to be rendered by Executive to the Company. Executive further certifies that he has not disclosed or used, and will not disclose or use during his employment with the Company, any confidential information that he acquired as a result of any previous employment or under a contractual obligation of confidentiality before Executive’s employment by the Company.

15.       Notice. Any notice, consent, request, demand, instruction or other document required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed given (i) when delivered personally, (ii) when sent by email of a PDF or by facimile if sent prior to 5:00 p.m. Central time on a business day, and if not, on the next succeeding business day to the email address used for business purposes, (iii) one (1) business day after deposited with a reputable overnight delivery service (such as FedEx), prepaid and specifying next day delivery, or (iv) three (3) business days after deposited with the U.S. Postal Service, registered or certified mail, return receipt requested, postage prepaid and in each case, to the address set forth below: :

If to the Company:

Allied Healthcare Products, Inc.

1720 Sublette Avenue

St. Louis, Missouri 63110

Attn: Chairman of the Board

Fax: (314) 771-1242

If to Executive:

Joseph F. Ondrus, Jr. .

Allied Healthcare Products, Inc

1720 Sublette Avenue .

St. Louis, Missouri 63110

With a copy sent by email to ondrusj@alliedhpi.com.

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or to another person or address as the Company or Executive may designate. Each notice shall be confirmed by a copy of the notice sent by email as set forth above.

16.       Governing Law. This Agreement will be governed by, and construed and interpreted according to, the laws and decisions of the State of Missouri without regard to the choice of law provisions thereof.

17.       Counterparts; Facsimile Signatures. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties hereto notwithstanding that all the parties hereto are not signatories to the same counterpart. This Agreement and any other document to be executed in connection herewith may be delivered by facsimile and documents delivered in such manner shall be binding as though an original thereof had been delivered.

18.       Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous communications, agreements, understandings and assurances, whether oral or written. This Agreement may not be changed, amended, or modified, except in writing signed by all of the parties hereto.

19.       Assignability. This Agreement shall inure to the benefit of the Company and its successors and assigns. This Agreement is a personal services agreement and may not be assigned or transferred by Executive.

20.       Severability. If any provision contained in this Agreement is held to be invalid or unenforceable, that provision will be severed from this Agreement and that invalidity or unenforceability will not affect any other provision of this Agreement, the balance of which will remain in and have its intended full force and affect; provided, however, if any invalid or unenforceable provision may be modified so as to be valid and enforceable as a matter of law, that provision will be deemed to have been modified to the extent necessary so as to be valid and enforceable to the maximum extent permitted by law.

21.       Non-Waiver. Failure to enforce any of the provisions of this Agreement at any time shall not be interpreted to be a waiver of such provision or to affect either the validity of this Agreement or the right of either party thereafter to enforce each and every provision of this Agreement.

22.       Consent to Jurisdiction. In connection with the enforcement of the Company’s rights and remedies under Section 10 hereof, Executive hereby irrevocably submits to the jurisdiction of the Circuit Court of the County of St. Louis, Missouri, and Executive hereby irrevocably consents to personal jurisdiction in, and agrees that all claims in respect to such action or proceeding may be heard and determined in, any such court as selected by the Company. Executive hereby irrevocably waives any objection he may have to the jurisdiction or venue of any such action or proceeding and any objection on the grounds that any such action or proceeding in any such court has been brought in an inconvenient forum. Nothing within this paragraph shall affect the Company's right, to bring any action or proceeding arising out of or relating to the enforcement of the Company’s rights and remedies under Section 10 hereof against Executive in any court of competent jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

ALLIED HEALTHCARE PRODUCTS, INC.		EXECUTIVE

By:	/s/ John D. Weil	/s/ Joseph F. Ondrus, Jr.
Name:	John D. Weil	Joseph F. Ondrus, Jr.
Title:	Board Chairman